UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 24, 2018

(Date of earliest event reported)

Cotiviti Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37787	46-0595918
(Commission File Number)	(IRS Employer Identification No.)

One Glenlake Parkway
Suite 1400
Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

(770) 379-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) On May 24, 2018, Cotiviti Holdings, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). There were 93,708,225 shares of common stock entitled to be voted and 86,384,071 shares present in person or represented by proxy at the Annual Meeting.

Four items of business were acted upon by stockholders at the Annual Meeting: (1) the election of four Class II directors nominated by the Board of Directors to serve until the Company’s 2021 annual meeting of stockholders and until their successors are elected and duly qualified, (2) approval, on an advisory basis, of named executive officer compensation, (3) approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation, and (4) ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

(b) The voting results are as follows:

Proposal 1 — Election of Directors

			Broker
Names	For	Withheld	Non-Votes
Elizabeth Connolly Alexander	70,804,518	11,971,638	3,607,915
James Parisi	71,587,037	11,189,119	3,607,915
Christopher Pike	71,396,059	11,380,097	3,607,915
David Swift	70,999,464	11,776,692	3,607,915

Proposal 2 — To Approve, Via an Advisory Vote, the Compensation of the Company’s Named Executive Officers

For	81,390,592
Against	1,263,940
Abstentions	121,624
Broker Non-Votes	3,607,915

Proposal 3 — To Approve, Via an Advisory Vote, the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

One Year	31,009,955
Two Years	9,344
Three Years	51,639,555
Abstentions	117,302
Broker Non-Votes	3,607,915

In light of the foregoing vote and consistent with the recommendation of the Board of Directors of the Company, the Company intends to hold future advisory votes on the Company’s executive compensation on a triannual basis.

Proposal 4  — Ratification of Appointment of Independent Registered Public Accounting Firm

8,076,305
For	86,265,762
Against	33,979
Abstentions	84,330
Broker Non-Votes	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTIVITI Holdings, Inc.

	By:	/s/ JONATHAN OLEFSON
Name: Jonathan Olefson
Title: Senior Vice President, General Counsel and Secretary

Date: May 25, 2018